Basis of Presentation and Significant Accounting Policies (Tables)	6 Months Ended
Jun. 30, 2018
Accounting Policies [Abstract]
Schedule of Modified Retrospective Method to Adopt New Revenue Guidance
The cumulative effect of applying the new guidance of ASC 606 to all contracts with customers that were not completed as of January 1, 2018 was recorded as an adjustment to accumulated deficit as of the adoption date. As a result of applying the modified retrospective method to adopt the new revenue guidance, the following adjustments were made to accounts on the Condensed Consolidated Balance Sheet as of January 1, 2018:

	As Reported		Adjusted
	December 31, 2017	New Revenue Standard Adjustment	January 1, 2018
Assets
Current assets:
Deferred cost of goods sold	$539	$(539)	$—

Liabilities
Current liabilities:
Deferred revenue	1,638	(1,638)	—
Sales return provision	—	778	778
Accrued distribution fees and managed care costs	1,330	342	1,672

Stockholders' deficit
Accumulated deficit	$(473,921)	$(21)	$(473,942)